Exhibit 99.1

          FIRST OMNIBUS AMENDMENT dated as of March 1, 2002, to the Supplements (as hereinafter described) the Pooling and Servicing Agreement dated as of November 15, 1999, between CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("Chase USA"), as Transferor on and after June 1, 1996, JPMORGAN CHASE BANK (formerly the Chase Manhattan Bank), as Transferor prior to June 1, 1996, and as Servicer, and THE BANK OF NEW YORK, as Trustee (as amended and supplemented through the date hereof, the "Pooling and Servicing Agreement").

          WHEREAS the Transferor (or its predecessors), the Servicer (or its predecessors) and the Trustee (or its predecessors) have previously entered into: (1) the Series Supplement, dated as of November 21, 1995 ("Series 1995-3 Supplement"), (2) the Series Supplement, dated as of November 29, 1995 ("Series 1995-4 Supplement"), (3) the Series Supplement, dated as of January 23, 1996 ("Series 1996-2 Supplement"), (4) the Series Supplement, dated as of May 30, 1996 ("Series 1996-3 Supplement"), (5) the Series Supplement, dated as of November 14, 1996 ("Series 1996-4 Supplement"), (6) the Series Supplement, dated as of February 24, 1997 ("Series 1997-1 Supplement"), (7) the Series Supplement, dated as of December 8, 1997 ("Series 1997-4 Supplement"), (8) the Series Supplement, dated as of December 23, 1997 ("Series 1997-5 Supplement"),
(9) the Series Supplement, dated as of February 12, 1998 ("Series 1998-1 Supplement"), (10) the Series Supplement, dated as of May 1, 1998 ("Series 1998-3 Supplement"), (11) the Series Supplement, dated as of July 28, 1998 ("Series 1998-4 Supplement"), (12) the Series Supplement, dated as of September 24, 1998 ("Series 1998-5 Supplement"), (13) the Series Supplement, dated as of November 24, 1998 ("Series 1998-6 Supplement"), (14) the Series Supplement, dated as of March 4, 1999 ("Series 1999-1 Supplement"), (15) the Series Supplement, dated as of July 15, 1999 ("Series 1999-2 Supplement"),
(16) the Series Supplement, dated as of September 29, 1999 ("Series 1999-3 Supplement"), (17) the Series Supplement, dated as of March 2, 2000 ("Series 2000-1 Supplement"), (18) the Series Supplement, dated as of April 13, 2000 ("Series 2000-2 Supplement"), (19) the Series Supplement, dated as of October 3, 2000 ("Series 2000-3 Supplement"), (20) the Series Supplement, dated as of March 15, 2001 ("Series 2001-1 Supplement"), (21) the Series Supplement, dated as of June 14, 2001 ("Series 2001-2 Supplement"), (22) the Series Supplement, dated as of June 14, 2001 ("Series 2001-3 Supplement"), (23) the Series Supplement, dated as of August 1, 2001 ("Series 2001-4 Supplement"), (24) the Series Supplement, dated as of October 25, 2001 ("Series 2001-5 Supplement"), and (25) the Series Supplement, dated as of December 17, 2001 ("Series 2001-6 Supplement"), (collectively, the "Series Supplement");

          WHEREAS, Section 13.1(b) of the Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement (including any Supplement) from time to time upon the satisfaction of certain conditions;

          WHEREAS, the Servicer, the Transferor and the Trustee desire to amend the Series Supplements as set forth below; and

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                                                                             2

          WHEREAS, all conditions precedent to the execution of this Amendment have been complied with;

          NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the Series Supplements in the manner set forth below.

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meaning ascribed to them in the Series Supplement or the Pooling and Servicing Agreement, as the case may be.

                                  ARTICLE II

                       AMENDMENTS TO SERIES SUPPLEMENTS

          SECTION 2.01. Amendments to Section 13 of the Series Supplement.
Section 13 of the Series Supplement shall be amended to read in its entirety as follows:

                    "THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS."

                                  ARTICLE III

                                 MISCELLANEOUS

          SECTION 3.01. No Waiver. The execution and delivery of this First Amendment shall not constitute a waiver of a past default under the Pooling and Servicing Agreement or impair any right consequent thereon.

          SECTION 3.02. Ratification of Series Supplements as Amended. As amended by this First Omnibus Amendment, the Series Supplement is in all respects ratified and confirmed and the Series Supplement as amended by this Amendment shall be read, taken and construed as one and the same instrument.

          SECTION 3.03. Amendment. This First Omnibus Amendment may be amended from time to time if the conditions set forth in the Pooling and Servicing Agreement are satisfied.

          SECTION 3.04. Counterparts. This First Omnibus Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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                                                                             3

          SECTION 3.05. GOVERNING LAW. THIS FIRST OMNIBUS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



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                                                                             4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Transferor on and after June 1, 1996.

                              By:  /s/  Patricia Garvey
                                  ---------------------------------------------
                                   Name:   Patricia Garvey
                                   Title:  Vice President


                              JPMORGAN CHASE BANK, Transferor prior to June 1, 1996, and Servicer.


                              By:  /s/ Miriam Korn Haimes
                                  ---------------------------------------------
                                   Name:  Miriam Korn Haimes
                                   Title: Senior Vice President


                              THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee.

                              By: /s/ Daniel Rothman
                                  ---------------------------------------------
                                   Name:  Daniel Rothman
                                   Title: Assistant Treasurer